Supplement Dated January 4, 2010
To The Statement of Additional Information
Dated April 6, 2009

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Effective December 18, 2009, please remove all references to J. Kevin Kenely.

Effective January 1, 2010, on page 26, please delete the first paragraph in its entirety in the section entitled “Manager Compensation” and add the following paragraph in its place:

Manager Compensation

The officers of the JNL Variable Fund and the Manager who is an “interested person” receives no compensation from the JNL Variable Fund.  Effective January 1, 2010, each disinterested Manager (except the Chairman of the Board) is paid by the Funds an annual retainer of $90,000, as well as a fee of $7,000 for each meeting of the Board of Managers attended.  The Chairman of the Board of Managers receives an annual retainer of $120,000, as well as a fee of $7,000 for each meeting of the Board of Managers attended.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for her services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person and telephonic Audit Committee meeting.   The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting.  If a Manager participates in a Board meeting by telephone, the Manager will receive half of the meeting fee.

This Supplement is dated January 4, 2010.

(To be used with V3670 04/09 and V3670PROXY 04/09.)

CMX4824 01/10